SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  October 11, 1996
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                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)


North Carolina                      1-10646                   56-1688522
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(State of Incorporation)     (Commission File Number)        (IRS Employer
                                                            Identification No.)


134 North Church Street, Rocky Mount, North Carolina          27804
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(Address of principal executive office)                     (Zip code)


Registrant's telephone number, including area code:           (919) 977-4400
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                                       N/A
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          (Former name or former address, if changed since last report)









Exhibit Index on Page 4.




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Item 5.  Other Events:
On October 11, 1996, Centura Banks, Inc. ("Centura") announced that shareholders of FirstSouth Bank ("FirstSouth") have approved the merger of FirstSouth with Centura. Under terms of the agreement, Firstsouth shareholders will receive .55 shares of Centura common stock for each share of FirstSouth stock. The transaction is expected to be completed at the close of business on October 25, 1996.

Under the Securities and Exchange Commission rules, Centura is now allowed and intends to resume its purchase program of Centura common stock in the open market.







Item 7.  Financial statements and Exhibits.
The exhibits listed in the Exhibit Index are filed herewith as part of this Current Report on Form 8-K.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             CENTURA BANKS, INC.
                                             Registrant


Date: October 11, 1996              By:      /s/ Frank L. Pattillo
                                             Frank L. Pattillo
                                             Chief Financial Officer

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                                  EXHIBIT INDEX

                                                                                Sequential
                                                                                  Page
Exhibit                             Description of Exhibit                       Number
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
99                Press release dated October 11, 1996                             5


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